SafeSpace Global Corporation

AI-Powered Physical Safety Platform

Identify. Detect. Alert.

OTCID: SSGC

SafeSpace

Updated: July 2026

Forward Looking Statements

NO OFFER OR SOLICITATION. This communication is made pursuant to Section 5(d) of and/or Rule 163B under the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or institutional accredited investors solely for the purposes of familiarizing such investors with SafeSpace Global Corporation (the "Company"). No offering is being made at this time. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission (the "SEC"), after such registration statement becomes effective. No such registration statement has been publicly filed, or become effective, as of the date of this communication. All of the contents of this communication are strictly confidential. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

FORWARD-LOOKING STATEMENTS. The information in this Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goals, and objectives are forward-looking statements. When used in this presentation, the words "believe," "project," "expect," "anticipate," "estimate," "intend," "budget," "target," "aim," "strategy," "plan," "guidance," "outlook," "intent," "may," "should," "could," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, associated with our business. These risks include, but are not limited to: our market opportunities and the potential growth of those markets; our strategy, expected outcomes, and growth prospects; trends in our operations, industry, and markets; our ability to execute our growth strategy and successfully acquire and integrate potential acquisition targets; our future profitability, indebtedness, liquidity, access to capital and financial condition; our ability to service our current and future indebtedness; any inability to attract, train or retain employees with the requisite skills and experience; failure by us or our employees to obtain and maintain necessary security clearances or certifications; changes in U.S. government practices or the adoption by governments of new laws, rules, regulations and programs in a manner adverse to us; our ability to remain in compliance with extensive laws and regulations that apply to our business and operations; the increased expenses associated with being a public company; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; the future trading prices of our common stock; and other risks and uncertainties set forth in our filings with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein.
You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation.

MARKET AND INDUSTRY DATA. This Presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on the Company's good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only, and there can be no assurance that such conditions will actually occur or result in positive returns.

SafeSpace

AI-Powered Physical Safety Platform

Vision. Mission. Values.

VISION

To be the global leader in applied multimodal AI technology.

MISSION

"We Help Save Lives."

CORE VALUES

Customers Come First	Technology That Matters	Integrity	Have Fun Increasing Value

Agenda

01 **AI Products Newly Completed On Schedule**

Biometric Facial Recognition, and Brandished Weapons Detection

02 **Attractive End Markets Represent a Sizable Opportunity**

- Senior Living Elopement Prevention
- K-12 Schools/Education
- Addiction Treatment
- Houses of Worship

03 **Strong Executive and Operational Team In Place**

04 **Cost-Effective India Based AI Engineering Team**

05 **SAAS Business Model with Sticky Recurring Revenue**

06 **Near-Term Revenue Growth Potential**

07 **Clean Capitalization with Plans to Uplist to NYSE American**

Two Core Products Customized for Key End Markets

Biometric Facial Recognition

IDENTIFY using biometric facial recognition:

- Known students, parents, teachers, administrators or alumni of schools
- Known dementia patients, health care workers, members of at-risk population in nursing homes
- Known patients and staff members at Addiction Treatment Facilities

KNOWN INDIVIDUALS

Students • Residents • Patients • Staff

Brandished Weapons Detection

DETECT weapons entering a perimeter around the building

- Monitors approach zones and high-risk boundaries
- Supports school, senior living, and addiction treatment environments

HUMAN-IN-THE-LOOP ALERT

Upon identifying the person and detecting the threat, weapon or approaching a door to depart the facility, our system ALERTs the Human-in-the-Loop.

IDENTIFY → DETECT → ALERT

IDENTIFY, DETECT, ALERT!

18-Months of Product Development – Milestones Met

Aug 2024 → June 2026

In the Beginning

Bootstrapped.
Only 10 people.
Triangular reverse-merger.

Jan 2025

$10M Raised

F&F round closed
at $0.10–$0.12/share.
First major milestone.

April 2025

Tech Overhaul

New CTO team hired.
India office opened.
40 programmers & engineers.

Team Build Out

Sales Team – 5+ people
Tech Team – 40+ people
Ops Team – 10+ people
Exec Team – 6+ people
Marketing Team – 3+ people

Strategic Partnerships

911inform (Partner)
BMRT (LOI)

Feb 2026

Product Lauch Live

15 new contracts signed.
8 locations installed.
2 use-cases working live:

- Elopement prevention
- Weapons detection

Products Launched in Key Markets

Our Senior Living Elopement Protection and Investigation Product Saves Lives


PEACE OF MIND
FOR FAMILIES
Because your residents deserve

www.safespaceglobal.ai/media/

Senior Living: Our Products Compare Favorably to Key Competitors

Feature	SafeSpace Global	WanderGuard (Competitor)
Core Technology	Facial Recognition AI	RFID Wristband Tags
Real-Time AI Detection	✓ Yes	✗ No
Investigation Module	✓ Integrated	✗ Separate/None
CMS Reimbursement Eligible	✓ Yes (Dr. Oz/CMS)	Limited
Price Point	Superior Value	Higher Cost
Scalability	Multi-vertical AI	Single-use hardware

Senior Living Market Opportunity

*Sources:
Verkada
Motorola Avigilon
ZeroEyes
Evolv Technology
AlertMedia

*6 in 10 Individuals (living with dementia) will wander.

- Operational risk equals legal exposure.
- Facial recognition AI delivers faster, more accurate detection than RFID alternatives and SafeSpace's price point undercuts the incumbent at scale.

*Source: Alzheimers Association

CMP Reinvestment Program


4/16

CEO, Scott M. Boruff and President, Dustin Hillis meet with CMS Administrator, Dr. Oz to address lifting the AI-restrictions... successfully.

Regulatory Tailwinds

As of March 2026

CMP Reinvestment Fund	Total Funding Requested

Millions in federal fines returned to states to fund Quality Improvement.

AI restriction removed so facilities can apply for grants to purchase SafeSpace.

Person-Centered alignment:
CMS prioritizes non-restrictive technology.

Sales can use this to bypass capital budget restrictions.

11 States
Multi-state application coverage

113 Facilities
Across six healthcare operators

$2.96M
Total combined funding requested

3 Years
Per application funding term

2 Tracks
Technology + Quality of Life per facility

$485M
Combined CMP Pool available across states

Sources: Combined CMP Pool

Our School Product Protects Children: K-12 Schools



LEMENTARY SCHOOL
DETECTION
Why schedule a demo?

www.safespaceglobal.ai/media/

Education: Owning the School Safety Market

Pending BMRT Partnership | 3-Year Capture Strategy
Contingent on signed exclusives

U.S. K-12 Schools	School Safety Market	Pending AEPA Access, *National Co-op*	911inform Access
130,000+	**$3.5B**	**10,000+**	**700**
Total addressable	*US annual spend (2025)*	*Schools via contract*	*Schools*

Competitive Landscape: School Safety AI

ZeroEyes	Gun detection only	High price point, limited AI scope
Evolv Technology	Physical weapon scanners	Expensive hardware, single-use
SaferWatch	Emergency Reporting Platform	No AI detection capability
SafeSpace	ONLY one with weapons detection and facial recognition.	

3-Year Market Capture Plan

- **2026** Seed: 911inform (700 schools) + Coming partnerships
- **2027** Scale: AEPA contract activation (10,000+ schools)
- **2028** Dominate: Multi-state expansion through channel partnerships

Goal: Capture 10%+ of addressable school safety market within 36 months through channel multiplier strategy

Recent State Mandate: K-12 Schools

Weapons Detection in schools is moving to mandated, statewide in the U.S.

Georgia Is Setting the National Standard (HB1023)

First U.S. State?

Georgia's HB1023 passed the House on February 25, 2026, **mandating weapons detection at every public-school** entry point statewide.

Daily, Routine Screening Is the New Benchmark. Georgia's model doesn't limit detection to special events; it requires screening integrated into normal arrival and dismissal every single day.

Funding Pathways Already Exist. Georgia's bill allows districts to leverage existing state school safety grants and approved funding sources.

Tennessee State leaders are mobilized to take action

Second U.S. State?

Tennessee risks falling behind on a baseline safety.

Tennessee can follow the same model, making a **statewide mandate fiscally achievable, not just aspirational.**

The Technology Is Ready and Proven. Modern AI-powered weapons detection systems address the **four priorities schools require:** high throughput at peak arrival times, accuracy with minimal false alarms, a welcoming student experience, and day-to-day operational feasibility.



Dustin and Kyah Hillis with Sen. Jack Johnson

Sources: Georgia HB1023 | Georgia HB268 | South Carolina | Tennessee

There is considerable movement towards firmer, proactive school safety mandates.

Channel Partners: Unlocking Massive Market Access in K-12 Schools

Multiplier Effect Through Strategic Partnerships

911inform

EDUCATION

Integrating with the 911inform platform, will position SafeSpace to unlock access to their entire existing customer base: 700 schools across 13,000 buildings, with no additional sales cycle required per location.

700 schools
13,000 buildings

Multiple Partnerships

EDUCATION / AEPA

Conversations underway to complete deeper vertical penetration

Channel partner in Colorado. Upon successful deployment, their contract with the Association of Educational Purchasing Agencies (AEPA) unlocks access to 10,000+ schools nationwide; a transformational opportunity for the education vertical.

10,000+ schools
via AEPA contract

BMRT

SCHOOL SAFETY

Signed LOI
Exclusive agreement ***pending***

One-for-one concealed weapons detection technology partnership. Positions SafeSpace to capture significant share of the school safety market, competing directly against ZeroEyes and other incumbents through superior AI.

Weapons' detection
for Schools

Combined channel access: 10,700+ schools | 13,000+ buildings; without building a direct sales force for each location

Addiction Treatment Facilities: Owning the Drug Rehab Market

Funding Commitment *(via Signed LOI)*

$2M

Method Five Labs

Exclusive Beta Partnership

5

New Addiction Treatment facilities through pilot with Antidote Venture Health LLC

Antidote Venture Health LLC Access

150

Expansion opportunity

Key Highlights

Pilot Agreement With Antidote Health Ventures LLC	New MSA establishes a beta partnership covering **five initial facilities**
SafeSpace + Antidote Health LLC	Co-development partnership for the configurable behavioral-health and addiction treatment use-cases

Strong Executive and Operational Team in Place



Scott Boruff
CEO & CHAIRMAN OF THE BOARD



Dustin Hillis
PRESIDENT & CHIEF STRATEGY OFFICER



Michael Hrynuik
CHIEF FINANCIAL OFFICER



Anand Ijju
CHIEF TECHNOLOGY OFFICER

VP, AI & Technical Delivery

Shaun Kancherla



Oversees AI product roadmap and operational integration across all 4 verticals.

VP, Operations

Andy Sperry



Builds scalable operational infrastructure to support rapid multi-vertical growth.

Marketing Director and Head of IR

Carmel Fisher



Leads Investor Relations projects and communications. Builds brand presence, lead generation, and channel partner Marketing.

Cost Effective India Based AI Engineering Team

Programmers & Engineers	India Office	Product Use-Cases	Tech Stack
40	**✓**	**Multi**	**AI/ML**
India + US combined	*Dedicated AI dev hub*	*Elopement, Investigation, Weapons*	*Multimodal, real-time*

Replaced	Legacy CTO and technology leadership team replaced with AI-specialized leadership aligned to the SafeSpace vision.
Built	Opened dedicated engineering office in India. Recruited 40 AI, UI, Design, QA & Dev specialty programmers and engineers.
Designed	New team architected the SafeSpace product suite: biometric facial recognition and brandished weapons detection.
Integrated	Built integrations with channel partners including 911Inform.

SAAS Business Model with Sticky Recurring Revenue

Customers pay an initial installation fee plus a monthly fee per camera.

Nursing Home
~$2k / month

Typical mid-sized facility

School
~$4k / month

Typical mid-sized campus

Addiction Treatment
$1k / month

Typical mid-sized facility

Why the Model Is Sticky

Lack of comparable alternatives and long lead-times for testing and integration makes switching providers costly.

Install
Upfront fee

Per Camera
Monthly recurring fee

Multi-Vertical
Expandable SaaS platform

Recurring Revenue + Installation Fees + High Switching Costs

Near Term Revenue Growth Potential

Addiction Treatment

Pilot with **5** Addiction Treatment Facilities to begin this month. **150** additional facilities to follow.

Near-term

Senior Living / CMP

143 nursing homes have applied for **$4.7 million** in CMP funding to use for our product.

Near-term

K-12 / 911inform

Integration with 911inform is nearly complete. Marketing to **700** schools will begin week of July 20.

Near-term

Georgia + Alabama

Additional state-level opportunities under evaluation; keep messaging appropriately qualified.

Near-term

Multiple routes to near-term commercialization across addiction treatment, senior living, and schools.

Meaningful Opportunities to Quickly Scale Revenue

Market Comparables – SaaS AI Safety & Security Sector

Company	ARR / Revenue (TTM)	Rev Multiple	Est. EV	Category	Note
Verkada	$500M	**12.5×**	**$5.8B**	Physical Security AI/SaaS	Cloud-native, multi-vertical
Motorola Avigilon	$2.1B	**7.3×**	**$16.8B**	Video Intelligence, Enterprise	Mature player, lower multiple
ZeroEyes	$25M	**20×**	**$500M**	AI Weapons Detection	High-growth startup, VC-backed
Evolv Technology	$145M	**7.5×**	**$1.3B**	AI Weapons Screening	Publicly traded (EVLV)
AlertMedia	$100M	**10×**	**$1.0B**	Emergency Notification SaaS	PE-backed, SaaS model
SafeSpace Global		10–20×		**Multi-Vertical AI Safety**	**4 verticals, SaaS AI**

*Sources: Competitor Data Source Document Verkada Motorola Avigilon ZeroEyes Evolv Technology AlertMedia

WHY SAFESPACE COULD COMMAND A PREMIUM MULTIPLE

4 Verticals

K-12 Schools, Senior Living, Correctional Facilities, Transportation

AI-Native

Facial recognition + applied multimodal AI = not retrofitted

SaaS Recurring

Subscription model drives high-quality ARR

Channel Scale

10,000+ schools via AEPA without direct sales cost

CMS Reimbursement

CMS reimbursement pathway reduces customer friction

Clean Capitalization with Plans to Uplist to NYSE American

Capitalization Snapshot

SEC Fully Reporting Company in

Good Standing

Debt: **None**

ELOC: **None**

$19M
Current Market Cap [2]

$1.7M
Cash [3]

Insider Ownership: 18.3%

Metric	Value
Stock Symbol (OTCID):	SSGC
Basic Shares Outstanding:	191,387,429
Warrants:	1,250,000
Fully Diluted Shares Outstanding:	192,637,429
Average Daily Volume:	121,774 [1]
Current Market Capitalization:	$19 million [2]
Cash:	$1.7 million [3]
Most Recent Financing:	$0.10 per share, $10 million raised, completed in January 2025.

[1] Last four weeks as of July 19, 2026; [2] At $0.10 per share, consistent with offering price per share;
[3] As of most recent 10Q for the quarter ending April 30, 2026.

In Summary...

01 **AI Products Newly Completed On Schedule**

Biometric Facial Recognition, and Brandished Weapons Detection

02 **Attractive End Markets Represent a Sizable Opportunity**

- Senior Living Elopement Prevention
- K-12 Schools and Houses of Worship
- Addiction Treatment

03 **Strong Executive and Operational Team In Place**

04 **Cost-Effective India Based AI Engineering Team**

05 **SAAS Business Model with Sticky Recurring Revenue**

06 **Near-Term Revenue Growth Potential**

07 **Clean Capitalization with Plans to Uplist to NYSE American**

SafeSpace

Q & A

Thank You.

Website:
www.safespaceglobal.ai

Email:
Investors@safespaceglobal.ai

Prepared By: SafeSpace Global Investor Relations

IR Contact: Carmel Fisher | Head of Investor Relations
investors@safespaceglobal.ai